Exhibit 99.1

     Certification of Chief Executive Officer and Chief Financial Officer of
                   FirstBank NW Corp. Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002





The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with this Quarterly Report on Form 10-QSB, that:

     o The report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and


     o The information contained in the report fairly presents, in all material respects, the company's financial condition and results of operations.






/s/ Clyde E. Conklin
--------------------------------
Chief Executive Officer


/s/ Larry K. Moxley
--------------------------------
Chief Financial Officer



Dated:  November  14, 2002

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